Short term investments - available for sale	12 Months Ended
Dec. 31, 2011
Short term investments - available for sale
3. Short term investments - available for sale

	December 31,	December 31,
	2011	2010
	(in thousands)

At start of period/year	$-	$49,227
Additions	56,000	30,260
Disposals	(438)	(79,487)
Unrealized capital gain/(loss) - investments	(622)	-

At end of period/year	$54,940	-

The Company classifies its short term investments as available for sale.  Short term investments comprise highly liquid investments with maturities of greater than three months and minimum “A+” rated fixed and floating rate securities.  The investments are reported at fair value with unrealized gains or losses reported in a separate component of shareholders’ equity.  Any differences between the cost and fair value of investments are represented by accrued interest. The fair value of short term investments are represented by level 1 fair value measurements – quoted prices in active markets for identical assets.